Income Tax	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAX
NOTE 9. INCOME TAX
The Company’s net deferred tax assets are as follows:

12/31/2021
Deferred tax asset (liability)
Net operating loss carryforward	$30,226
Startup/Organization Expenses	397,294
Unrealized gain/loss	(4,500)

Total deferred tax assets	423,020
Valuation Allowance	(423,020)

Deferred tax asset (liability), net of allowance	$(0)

The company’s provision (benefit) for income taxes is as follows:

12/31/2021
Federal
Current expense/(benefit)	$—
Deferred expense/(benefit)	(423,020)
State and Local
Current	—
Deferred	—
Change in valuation allowance	423,020

Income tax provision expense/ (benefit)	$—

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the period ended December 31, 2021, the change in the valuation allowance was $423,020. The Net Operating Loss (NOL) of $143,934 does not expire and can be carried forward indefinitely.

12/31/2021
Statutory federal income tax rate	21.00%
State taxes, net of federal tax benefit	0.00%
Deferred tax liability change in rate	0.00%
Transaction costs warrants	-0.05%
Change in FV warrants	-4.80%
Meals & entertainment	0.00%
Valuation allowance	- 16.15%

Income tax provision expense/(benefit)	0.00%